UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017 (February 23, 2017)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 5 - Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on February 28, 2017. At the Annual Meeting, the holders of the Company’s Class B Common Stock (the “Class B Stockholders”) voted on the following proposals and cast their votes as described below.

Proposal 1

To elect as directors for one-year terms Michael J. Gasser, Peter G. Watson, Vicki L. Avril, Bruce A. Edwards, Mark A. Emkes, John F. Finn, Daniel J. Gunsett, Judith D. Hook, John W. McNamara and Patrick J. Norton, the ten persons recommended by the Nominating and Corporate Governance Committee (the “Nominating Committee”), all of whom are currently directors of the Company.

PROPOSAL 001 ELECTION OF DIRECTORS
***	FOR	WITHHELD
VICKI L. AVRIL	19,614,150	55,825
BRUCE A. EDWARDS	19,640,970	29,005
MARK A. EMKES	19,664,229	5,746
JOHN F. FINN	19,640,757	29,218
MICHAEL J. GASSER	18,311,584	1,358,391
DANIEL J. GUNSETT	18,074,424	1,595,248
JUDITH D. HOOK	19,626,334	43,641
JOHN W. MCNAMARA	19,637,349	32,626
PATRICK J. NORTON	19,663,858	6,117
PETER G. WATSON	19,664,171	5,804

Proposal 2

To consider and act upon a proposal to amend a material term of the Company’s Performance-Based Incentive Compensation Plan, hereinafter referred to as the “Short Term Incentive Plan” or “STIP,” and to reaffirm the material terms of the STIP as modified and described in the Company's definitive Proxy Statement for its 2017 Annual Meeting of Stockholders (the "Proxy Statement").

PROPOSAL 002 PROPOSAL TO MODIFY MATERIAL TERM OF PERFORMANCE-BASED INCENTIVE PLAN AND REAFFIRMATION OF MATERIAL TERMS OF SUCH PLAN
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	16,579,210	33,553	3,057,212

Proposal 3

To consider and vote upon the following resolution concerning the compensation of the Company’s named executive officers:

“Resolved, that the Class B Common Stockholders hereby approve, on an advisory basis, the compensation, as disclosed in the Compensation Discussion and Analysis section and compensation tables, as well as the other narrative executive compensation disclosures, contained in the Company’s Proxy Statement, of the Company’s named executive officers identified in the Proxy Statement.”

This vote was advisory and therefore is not binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

PROPOSAL 003 ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	19,602,686	32,677	34,612

Proposal 4

To consider and vote on the frequency of conducting future advisory votes concerning the approval of the compensation of the Company’s named executive officers. Class B stockholders voted to have a resolution concerning approval of the compensation of the Company’s named executive officers presented (a) every year, (b) every two years or (c) every three years, or to abstain from such vote if they desired. This vote was advisory and therefore is not binding upon the Board.

PROPOSAL 004 ADVISORY VOTE ON FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
***	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
TOTAL SHARES VOTED	8,421,546	40,112	10,795,812	397,409

Section 8 - Other Events

Item 8.01.	Other Events.

On February 23, 2017, Greif, Inc. issued a statement concerning its Commitment to Health, Safety and Environmental Protection, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Greif's statement concerning its Commitment to Health, Safety and Environmental Protection issued on February 23,2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: March 1, 2017	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer